Second Quarter 2012 Earnings Call August 7, 2012 © 2012 Gevo, Inc. | 1 Exhibit 99.2

Forward-Looking Statements
© 2012 Gevo, Inc. | 2
Certain statements within this presentation may constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and costs associated with and the availability of capital for Gevo’s scheduled retrofits of existing ethanol production facilities, its future isobutanol production capacity, the timing associated with bringing such capacity online, the availability of additional production volumes to seed additional market opportunities, the expected applications of isobutanol, including its use to produce renewable paraxylene, PET, isobutanol-based fuel blends for use in small engines, and ATJ bio-jet, addressable markets, and market demand, Gevo’s ability to produce commercial quantities of isobutanol from cellulosic feedstocks, the suitability of Gevo’s iDGs™ for the animal feed market, the expected cost-competitiveness and relative performance attributes of isobutanol and the products derived from it, the strength of Gevo’s intellectual property position and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of Gevo’s management and are subject to significant risks and uncertainty. All such forward-looking statements speak only as of the date they are made, and Gevo assumes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Although Gevo believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see the risk disclosures in Gevo’s Annual Report on Form 10-K for the year ended December 31,
2011, as amended, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and
Exchange Commission by Gevo.
This presentation is based on information that is generally available to the public and does not contain any material, non-public information. This presentation has been prepared solely for informational purposes and is neither an offer to purchase nor a solicitation of an offer to sell securities.

Today’s Call Agenda
© 2012 Gevo, Inc. | 3
Corporate Overview – Dr. Patrick Gruber, CEO
Luverne, MN commercial plant update
Other recent corporate developments
Review of Financial Highlights – Mark Smith, CFO
Summary and 2012 Anticipated Milestones – Dr. Patrick
Gruber, CEO
Q&A
Review of Intellectual Property Development – Brett Lund,
EVP & General Counsel

World’s 1
st
Commercial-Scale Biobased
Isobutanol Plant
© 2012 Gevo, Inc. | 4
Startup of Luverne, MN plant
Isobutanol produced in 250,000-gallon commercial fermenters
Railcar shipments on the way to both chemical and non-automotive fuel customers
Startup learning curve

gevo

sasol
reaching new frontiers

Mansfield
Fuels. Simplified.

TOTAL

LANXESS
Energizing Chemistry

Coca-Cola

TORAY

U.S. AIR FORCE

UNITED

Mansfield
Fuels. Simplified.

LAND O LAKES FEED

PURINA
A DIFFERENCE YOU CAN SEE

Source: Company materials.
Bio-PX/PET
“Cleaner Performance”
“Lower Cost, Drop-In”
C4 Market
“Energy Security”
“Structurally Short
Supply”
Gasoline
Blendstock
Specialty
Chemicals
“Green Supply Chain”
Bio-Jet
Gevo’s Commercialization Strategy
Hydrocarbon
Fuels
“Next Generation
Biofuel”
Co-Product
Revenues
“Value-Added Proprietary
Feed”
“Cleaner, Greener, Cheaper”
“Partnering Along the Supply Chain”
© 2012 Gevo, Inc. | 5

Beta Renewables (Chemtex and TPG JV) – JDA to develop cellulosic isobutanol production process
–
Integrates cellulosic technologies with Gevo’s technologies
–
Commercialization of competitively priced jet-fuel/chemicals/fuels
Malaysian government (East Coast Economic Region Development
Council, Malaysian Biotechnology Corp and the State Government
of Terengganu) – Collaborative agreement
–
Strategically partnering along the supply chain
–
Entering market due to “demand pull”
–
Cellulose to isobutanol
Toray Industries, Inc. – Partnership to produce rPX-PET
–
Made upfront capital investment
–
Toray purchasing initial volumes from new pilot plant
Recently Announced Partnerships/Collaborations
© 2012 Gevo, Inc. | 6

World’s first test flight using 50/50 ATJ and JP-8 fuel
ATJ blend produced at a demonstration facility in Texas
Test flight in a USAF A-10 Thunderbolt jet aircraft
Gevo ATJ Fuel Makes History in USAF Flight
“It flew like a usual A-10 without any issues.”
–
Maj. Olivia Elliott, an A-10 pilot and evaluator
for the test flight
“You won’t be able to determine the
difference and you won’t care, because all
perform as JP-8.”
–
Jeff Braun, Chief for the Air
Force Alternative Fuel Certification Division
© 2012 Gevo, Inc. | 7

gevo®

sasol
ECO IBA™
Sasol Solvents

sasol
reaching new frontiers

Sasol Solvents
Sales specification:

ECO IBA™

Product code: *3101D220*
Description: *Bio iso-Butyl alcohol of 99.5% mass purity*

Specifications

Properties	Units	Limits	Test Methods
Appearance		Clear and free from	Visual; ASTM D4176
Colour	Pt-Co	5 max	ASTM D1209; ISO 6271
Water	mass %	.05 max	ASTM D1364; ISO 760
Acidity as CH_3COOH	mass %	0.001 max	ASTM D1313; ISO 2887
iso-Butanol (dry basis)	mass %	99.5 min	GC

Further Properties	Units	Typical values	Test Methods
Density at 20°C	g/ml	0.801 - 0.803	ASTM D4052; ISO 12185
Distillation at 101.3kPa:			ASTM D1078; ISO 918
Initial boiling point	°C	106.0	
Dry point	°C	109.0	
Residue on evaporation	mg/100ml	1	ASTM D1353; ISO 759

The Sales specification values are continuously checked, documented and stored within the scope of quality assurance. Further properties are of an informational nature only and are not checked regularly. If the Sales Specifications are complied with, or can generally be assumed that all further properties and typical data conform to the values given.

Disclaimer:
It is the responsibility of our customers to determine that their use of our product(s) is safe, lawful and technically suitable in their intended applications.

Sasol Brochure to Market Gevo Isobutanol © 2012 Gevo, Inc. | 8

As a "primary processor" Gevo benefits from
capturing 100% of the nutritional value of corn
in our iDGs
TM
Historically value of animal feed is highly
correlated to corn
Gevo's net carbohydrate costs, despite
increased corn cost, are competitive worldwide
–
Brazil's largest cane miller’s most recent publicly
filed cost of goods sold (cane sugar) was
$0.15/lb. for the quarter ended December 2011
and the World Sugar price in July 2012 was
$0.23/lb.
Gevo iDGs
TM
Natural Hedge as Corn Prices Climb
© 2012 Gevo, Inc. | 9
Net Carbohydrate Cost Sensitivity
iDGs @ 75% of the corn
value
iDGs @ 110% of the corn
value
Corn Price per Bushel $6.00 $7.00 $7.00 $8.00
price per lbs (56lbs/bu)
$0.11 $0.13 $0.13 $0.14
DDG credit per bushel (17lbs)
$1.37 $1.59 $2.34 $2.67
Net carbohydrate cost per bushel
$4.63 $5.41 $4.66 $5.33
Net Carbohydrate/lb *
$0.13 $0.15 $0.13 $0.15
* 36lbs of carbohydrate per bushel
Real Life Example - as of Aug. 6, 2012
CBOT
$8.10
+/- local basis
-$0.31
Local corn
$7.79
Local corn per pound
$0.14
Local DDG price/ton
$286.00
Local DDG price/lb
$0.14
Local DDG price as % of local Corn
102.8%
DDG credit per bushel (17lbs)
$2.43
Net Carbohydrate cost per bushel
$5.36
Net Carbohydrate/lb
$0.15
Source: Gevo, partners, publicly available filings

Preliminary Injunction Summary:
Judge denies Butamax’s preliminary injunction
Decision replaced previous court order
Decision strengthens Gevo defense for April 2013 Trial
Honorable Judge Sue L. Robinson’s judicial opinion, in the context of denying the motion for preliminary injunction, stated the plaintiff
(Butamax
TM)
likely
“does not hold a valid patent,
nor would the defendant (Gevo) infringe if it did.”
Defending Gevo’s IP Portfolio:
Gevo files Preliminary Injunction to block Butamax’s use
of U.S. Patent No. 8,133,715
Gevo files lawsuits against Butamax alleging infringement
Expecting several new patents in the next quarter which will continue to advance our industry leading intellectual property position
© 2012 Gevo, Inc. | 10
2Q12 Intellectual Property Highlights

2Q12 Intellectual Property Highlights
U.S. Patent No. 8,193,402 “Renewable Compositions”
–
Integrated processes for preparing renewable automotive and jet fuels from biomass
U.S Patent No. 8,232,089 “DHAD Enzyme Enhancement”
–
Engineered pathway utilizing DHADs improving the efficiency of isobutanol production in yeast
U.S. Patents No. 8,158,404 and No. 8,153,415 “Reduced
By-Product Accumulation”
–
Eliminates carbohydrate-hijacking pathways and improves the
yield of isobutanol
© 2012 Gevo, Inc. | 11

Financial Overview
Three Months Ended June 30,
In millions except per share data 2012 2011
Revenue
Ethanol Sales and Related Products, Net $5.6 $14.3
Grant and R&D Revenue $1.4 $0.2
Total Revenue $7.0 $14.5
Gross (Loss) Margin $(1.5) $0.9
Total Operating Expenses $14.3 $12.5
Loss from Operations $(15.7) $(11.6)
Net Loss $(16.2) $(12.5)
Non-GAAP Loss from Operations $(13.6) $(8.7)
Net EPS - Basic & Diluted $(0.62) $(0.48)
Weighted-Average Common Shares - Basic & Diluted 26.2 25.6
Capital Expenditures $26.5 $1.5
Reconciliation:
Loss from Operations $(15.7) $(11.6)
Depreciation & Amortization 0.8 1.2
Non-cash stock-based compensation 1.3 1.7
Non-GAAP loss from operations $(13.6) $(8.7)
© 2012 Gevo, Inc. | 12

Balance Sheet
30-Jun-12 31-Dec-11
Assets
Current assets:
Cash and cash equivalents $38.6 $94.2
Accounts receivable 1.1 2.9
Inventories 2.9 3.8
Prepaid expenses and other current assets 1.7 1.8
Total current assets 44.3 102.7
Property, plant and equipment, net 69.7 28.8
Deposits and other assets 3.5 1.5
Total assets $117.5 $133.0
Liabilities
Current liabilities: $20.6 $12.6
Accounts payable, accrued liabilities and other 12.2 3.5
Current portion of secured debit 32.8 16.1
Total current liabilities 21.8 24.8
Long-term liabilities: 54.6 40.9
Total liabilities
Total stockholders' equity 62.9 92.1
Total liabilities and stockholder equity $117.5 $133.0
© 2012 Gevo, Inc. | 13

Q&A